                                   DLB SYSTEMS
                         PROFESSIONAL SERVICES AGREEMENT


                                                    Agreement Date:_July 31,1999



         FOR AND IN CONSIDERATION of the mutual benefits accruing and expected to accrue hereunder, DLB Systems, (a business unit of Premier Research Worldwide, Ltd., a Delaware corporation) with principal offices at 1200 Route 22 East, Bridgewater, New Jersey 08807 (hereinafter referred to as "DLB"), and Breast Cancer International Research Group, with principal offices in Edmonton, Alberta, Canada (hereinafter referred to as "Customer"), intending to be legally bound, hereby enter into this Professional Services Agreement (the "Agreement"):



WHEREAS, DLB employs personnel ("Employees") who possess the skills to provide professional services and deliverables (collectively "Services") commonly defined in the computer industry to include, without limitation, consulting, education, installation, data entry and conversion, training, error correction and software modifications to address the general needs and requirements expressed by DLB's clients; and

WHEREAS, DLB often contracts to provide its clients with theses Services; and

WHEREAS, Client wishes to secure Services from DLB from time to time for one or more engagements, each of which be set forth in a separate Work Order or Engagement Letter the form for which is attached as Schedule A; and

WHEREAS, DLB desires to provide the Services as required by Client from time to time in accordance with the terms and conditions set forth hereinafter.

NOW, THEREFORE, DLB and Client, intending to be legally bound, hereby agree as follows:



1. SERVICES
   Client authorizes DLB to provide Services from time to time in accordance with the specific provisions designated in a Work Order or Engagement Letter signed by authorized officers of DLB and Client. Each Work Order or Engagement Letter shall incorporate the terms of this Agreement and will constitute a separate agreement binding upon the parties. However, in the event of any conflict between this Agreement and the Work Order or Engagement


Confidential                       Page 1
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   Letter, the provisions of the Work Order or Engagement Letter shall prevail.

2. TERM OF AGREEMENT
   2.1 This Agreement shall commence on the date it has been executed by both parties and shall continue until terminated in accordance with Paragraph 6, "Default and Termination".

3. PROFESSIONAL SERVICES

   3.1 If the Work Order or Engagement Letter provides for a fixed amount of time, once the number of days or hours allocated to a particular Work Order or Engagement Letter has been used, Customer must sign a new Work Order or Engagement Letter within ten (10) business days or DLB reserves the right to discontinue working on the project. If no new Work Order or Engagement Letter is signed, the Customer is responsible for the ten-
        (10) additional day's work.

   3.2 DLB will expend reasonable efforts in the performance of the Professional Services specified in each Work Order or Engagement Letter and represents that its Professional Services hereunder will be of professional quality conforming to generally accepted industry standards. If necessary, DLB will engage subcontractors to assist in performing the Professional Services.

   3.3 Customer must promptly notify DLB if there is a justifiable problem with a person assigned by DLB to the Customer's project, or the work being performed is not justifiably satisfactory.

   3.4 Ownership of work produced under a Work Order or Engagement Letter shall be set forth in the specified Work Order or Engagement Letter. If no such designation is made, ownership of the work produced under a Work Order or Engagement Letter shall remain with DLB.

   3.5 Customer shall provide DLB's employees with adequate work areas, access to computer terminals, data, software and personnel. And all other reasonable facilities as may be required for performance of the Professional Services set forth in the Work Order or Engagement Letter.

   3.6 DLB shall be paid monthly for Professional Services rendered under a Work Order or Engagement Letter. Charges will be based upon the fees agreed to in the Work Order or Engagement Letter and any amendments or additions thereto, which have been agreed to by both parties.

   3.7 If no Work Order or Engagement Letter is in place and the Services are verbally requested by Customer, then Services will be at a rate verbally agreed to by the parties, or if no rate has been verbally agreed to between the parties, DLB's standard rates for such Professional Services. Payment of invoices produced for Professional Services work performed under a verbal agreement shall be considered agreement on the part of Customer as to the existence of the verbal agreement.

   3.8 DLB will be reimbursed for all reasonable out of pocket expenses incurred and travel time, whether or not these are specifically stated on a Work Order or Engagement Letter.

   3.9 DLB and Customer are independent contractors and no employment, agency, association, partnership, joint venture or relationship,

Confidential                       Page 2
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        inconsistent with that of an independent contractor shall be created by performance of the Professional Services specified in a Work Order or Engagement Letter.

   3.10 Upon termination of a Work Order or Engagement Letter by either party, DLB shall be paid for all undisputed Professional Services rendered to the date of termination.

4. FEES
   4.1 Payment shall be made in accordance with the payment schedule attached to a Work Order or Engagement Letter. Invoices are payable within thirty
        (30) days of invoice.

   4.2 After thirty (30) days from the date of invoice, unpaid invoices are subject to a late payment charge of one and one half percent (1.5%) per month, or the highest legal rate, if less.

   4.3 All amounts mentioned in this Agreement are payable in US dollars. All taxable charges, if any, referred to in this Agreement and payable under any Work Order or Engagement Letter are net of any applicable sales, use, property and other taxes and import or other duties, however designated or levied. Payment of all such taxes and duties (excluding taxes assessed upon the profit or gain of DLB) shall be the sole responsibility of Customer.

5. CONFIDENTIALITY;
   DLB PROPRIETARY RIGHTS
   5.1 Each party agrees to keep confidential all technical, product, business, financial and other information regarding the business of the other party ("Confidential Information").

   5.2 Each party shall at times protect and safeguard the Confidential Information of the other and shall not disclose, give, transmit or otherwise convey any Confidential Information, in whole or in part, to any third party.

   5.3 Confidential Information will not include information that (1) is or becomes generally known or available through no fault of the recipient;
        (2) is known to the recipient at the time of its receipt from the disclosing party; (3) the disclosing party provides to a third party without restriction on disclosure; (4) is subsequently rightfully provided to the recipient by a third party without restriction on disclosure; (5) is independently developed by the recipient, without reference to the disclosing party's Confidential Information; (6) is required to be disclosed pursuant to a governmental agency or court subpoena, provided the recipient promptly notifies the disclosing party of such subpoena to allow it reasonable time to seek a protective order or other appropriate relief; or (7) is approved for release by written authorization of the disclosing party.

   5.4 Because of the unique nature of the Confidential Information, each party agrees that the disclosing party may suffer irreparable harm in the event the recipient fails to comply with its obligations under this Section, and that monetary damages will be inadequate to compensate the disclosing party for such breach. Accordingly, the recipient agrees that the disclosing party will, in addition to any other remedies available to it at law or in equity, be

Confidential                       Page 3
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        entitled to seek injunctive relief to enforce the terms if this Section.

6. DEFAULT AND TERMINATION
   6.1 DLB may terminate this Agreement and any Work Order or Engagement Letter under it, if one or more of the following occur; 1) upon fifteen (15) days prior written notice, if Customer breaches the provisions of
        Section 5; 2) upon thirty (30) days written notice, if Customer shall fail to pay any fee for the work set forth under this Agreement or any current or future Work Order or Engagement Letter to it, when due, but such termination shall not take effect if Customer makes such payment prior to the expiration of the notice period; 3) upon thirty (30) days written notice, if Customer is in material default of any other provision of this Agreement, but such termination shall not take effect if Customer shall cure such default prior to the expiration of the notice period; or 4) immediately, if Customer enters into liquidation, whether voluntarily or compulsory, or compounds with its creditors, or has a receiver appointed, or commits an act of bankruptcy, or becomes insolvent, or enters into any arrangement with its creditors, or takes or suffers any similar action in consequence of debt, or ceases or threatens to cease to carry on business.

   6.2 Customer may terminate this Agreement and any Work Order or engagement Letter under it, if one or more of the following occur; 1) upon thirty
        (30) days written notice, if DLB is in material default of any provision of this Agreement, but such termination shall not take effect if DLB shall cure such default prior to the expiration of the notice period; or
        2) immediately following written notice, if DLB enters into liquidation, whether voluntarily or compulsory, or compounds with its creditors, or has a receiver appointed, or commits an act of bankruptcy, or becomes insolvent, or enters into any arrangement with its creditors, or takes or suffers any similar action in consequence of debt, or ceases or threatens to cease to carry on business.

   6.3 Termination shall be without prejudice to the right of DLB to retain any fees paid before termination; to be paid any fees or charges that were due and unpaid or not yet invoiced at the effective date of termination; or seek equitable relief, damages, or both, for breach of any provision hereof.

7. LIMITATION OF LIABILITY
   7.1 IN NO EVENT WILL DLB BE LIABLE TO CUSTOMER OR ANY OTHER PARTY FOR ANY REASON WHATSOEVER, WHETHER IN CONTRACT OR TORT, FOR ANY FORM OF INDIRECT, SPECIAL, CONSEQUENTIAL, OR INCIDENTAL LOSS, DAMAGE OR EXPENSE (INCLUDING, BUT NOT LIMITED TO, LOSS DUE TO INABILITY TO OBTAIN DATA, LOSS OF BUSINESS, OR LOSS OF ANTICIPATED PROFITS) IN CONNECTION WITH OR ARISING OUT OF THE FURNISHING OF THE PROFESSIONAL SERVICES OR THE FUNCTIONING OR USE OF ANY SOFTWARE OR WORK PRODUCED UNDER THIS AGREEMENT OR ANY WORK ORDER OR ENGAGEMENT LETTER ENTERED INTO

Confidential                       Page 4
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        PURSUANT TO IT, EVEN IF ADVISED OF THE POSSIBILITY THEREOF.

   7.2 DLB INDEMNIFIES CUSTOMER FROM LIABILITY FOR PERSONAL INJURY OR PROPERTY DAMAGE CAUSED SOLELY BY DLB'S NEGLIGENCE OR WILLFUL MISCONDUCT WHILE PERFORMING OBLIGATIONS PURSUANT TO THIS AGREEMENT.

   7.3 IN ANY EVENT, DLB'S LIABILITY FOR DAMAGES SHALL NOT EXCEED THE PRICE PAID BY CUSTOMER FOR THE PARTICULAR WORK ORDER OR ENGAGEMENT LETTER UNDER WHICH DLB'S LIABILITY ARISES.

8. ASSIGNMENT
   Neither this agreement nor any Work Order or Engagement Letter issued under it shall be transferred or assigned, in whole or in part, by Customer without the prior written consent of DLB. In the event of a sale of all or substantially all of the assets of Customer, a merger, acquisition, reorganization or other transaction which involves a change in control of Customer or any part of Customer, this Agreement may be assigned to the party acquiring control of Customer's assets as long as the new party is not a direct competitor of DLB (in which case Customer must obtain DLB's written consent) and the new party agrees in writing to be bound by the terms and conditions of this Agreement and any Work Order or Engagement Letter under it;provided, no such consent shall be required if the new party is an affiliate or subsidiary who's stock is at least fifty-one (51%) owned by Customer. Customer shall notify DLB of any such transaction within five (5) business days after its occurrence.

9.  NON-SOLICITATION AND HIRING OF EMPLOYEES
    Neither party shall knowingly solicit for employment, hire or utilize the services of any employee, agent, representative or consultation of the other party during the term of this Agreement or of any Work Order or Engagement Letter under it, or for one year after the completion of the performance of services hereunder, or assist any third party in so doing.

10. GENERAL
    10.1 Law to be Applied - This Agreement and all Work Orders and Engagement Letters under it shall be governed by and interpreted under the laws of the State of Delaware.

    10.2 Customer acknowledges and accepts that the role of DLB is solely that of a supplier of the Professional Services to be provided under this Agreement and any Work Orders or Engagement Letters to it.

    10.3 Publicity - The parties may collaborate on publicity, advertising, brochures, literature and the like as regards this Agreement and their business relationship. Prior to any distribution, both parties will approve all such material in writing.

    10.4 Notices - Notices under this Agreement, any Work Order, Engagement Letter or Amendment shall be deemed given when sent one (1) day after being presented to Federal Express or the equivalent for delivery to a party at the addresses specified below or such new address as either party shall communicate to the other in writing from time to time.

Confidential                       Page 5

         To Customer:
         Breast Cancer International
           Research Group
         Edmonton, Alberta, Canada


         ATTN:

         To DLB Systems:
         DLB Systems
         1200 Route 22 East
         Bridgewater, New Jersey 08807
         ATTN:

    10.5 Force Majeure - No party to this Agreement or any Work Order or Engagement Letter under it shall be liable for delay or failure in the performance of its contractual obligations arising from any one or more events which are beyond its reasonable control. Upon such delay or failure affecting one party, that party shall notify the other party and use all reasonable endeavors to cure or alleviate the cause of such delay or failure with a view to resuming performance of its contractual obligations as soon as practicable.

    10.6 Waiver - The failure of any party to enforce or exercise, at any time or for any period of time, any term of or any right arising pursuant to this Agreement or any Work Order or Engagement Letter under it, does not constitute and shall not be construed as, a waiver of such term or right and shall in no way affect that party's right to later enforce or exercise it. The waiver by either party of the breach of any provision of this Agreement shall not constitute a waiver of the breach of any other provision or of the subsequent breach of the same or any other provision.

    10.7 Severability - The invalidity or unenforceability of any term of or any right arising pursuant to this Agreement or any Work Order or Engagement Letter shall in no way affect the remaining terms or rights.

    10.8 Binding Effect - This Agreement shall be binding upon and ensure to the benefit of the parties, and their heirs, successors and assigns.

    10.9 Inconsistencies Between Agreement, Work Order or Engagement Letter and other Documents - Unless a Work Order or Engagement Letter expressly provides otherwise, in the event of any inconsistency between the terms of this Agreement and any Work Order or Engagement Letter, the terms of the most recent Work Order or Engagement Letter shall govern and control for the work specified under that specific Work Order or Engagement Letter. This Agreement and any Work Order or Engagement Letter shall govern and control in the case of any inconsistency between it and any purchase order, confirmation or other document issued by either party.

    10.10 Plural and Singular Usage - As used herein, the singular of any term includes the plural and the plural means the singular, whenever the context so requires.

    10.11 Headings - The section headings in this Agreement are inserted for convenience only and are not intended to affect the meaning or interpretation of this Agreement.

Confidential                       Page 6

    10.12 Notwithstanding the general rules of construction, both DLB and Customer acknowledge that both parties were given an equal opportunity to negotiate the terms and conditions contained in this Agreement and agree that the identity of the drafter of this Agreement is not relevant to any interpretation of the terms and conditions of this Agreement.

    10.13 Amendment - This Agreement and its terms may not be modified, amended, waived, or superceded except by a written instrument signed by an authorized representative for DLB and an authorized representative of the Customer.

    10.14 The entire understanding between the parties is contained in this Agreement and all Work Orders and Engagement Letters under it. This Agreement and all Work Orders and Engagement Letters under it supersede all prior agreements, statements, representations, understandings and negotiations, whether written or oral, and in all cases takes precedence.

DLB SYSTEMS:
                                   Breast Cancer International Research Group:
/s/ John Bauer                     /s/ T. Saxton                /s/H.Rhouri
------------------------------     ---------------------------------------------
Signature                          Signature

John Bauer, CFO                    T. Saxton VP Finance    H.Rhouri/President
------------------------------     ---------------------------------------------
Name/Title                         Name/Title

September 1, 1999                  Aug 23, 99                        23 Aug 99
------------------------------     ---------------------------------------------
Date                               Date




Confidential                       Page 7

                              PROFESSIONAL SERVICES
                                AGREEMENT RIDER-1


                                                       Rider Date: July 31, 1999


This is a Rider to the Professional Services Agreement entered into by and between Breast Cancer International Research Group and DLB SYSTEMS, a business unit of Premier Research Worldwide, Ltd., dated July 31,1999 (hereinafter the "Agreement"). DLB hereby grants to the Licensee a non-exclusive, non-transferable, and non-assignable by either party without the consent of the other party, which consent shall not be unreasonably withheld, except for an assignment to an affiliate or to a purchaser of all or substantially all, of the assets of the business to which this agreement pertains and to use the software listed below, as provided by DLB and accepted by Licensee at the location listed below, in accordance with the terms and conditions of the Agreement. In the event a discrepancy should arise between the provisions of this Rider and those of the Agreement, the provisions of this Rider shall apply.

1. IMPLEMENTATION SERVICES

   RECORDER Study Implementation                   $150,000

This estimate is based on our prior experience in implementing the RECORDER application for a CRO initiating a study for a sponsor. The estimate does not reflect any understanding, on the part of DLB, of the requirements for the study to be conducted for RPR. In order to develop a more accurate project estimate, to include goals, objectives, scope, resources, milestones, deliverables and cost, DLB must conduct a Pre-Implementation Review of the study requirements. Upon completion of the Pre-Implementation Review, DLB will prepare a detail project plan for review and approval by BCRIG prior to commencing work.


2. Payment in full on or before January 31, 2000.

The terms of the Agreement not modified by this Rider shall remain in full force and effect. This Rider, together with the above referenced Agreement, constitutes the entire agreement of the parties and supersedes all prior understanding and agreements, whether written or oral.

By signature below, the parties agree to the foregoing:

Accepted By:

DLB SYSTEMS                              BCIRG

Signature: /s/ John Bauer                Signature: /s/ T. Saxton  /s/ H. Rhouri

Name:      John Bauer                    Name:      T. Saxton   H. Rhouri

Title:     CFO                           Title:     VP Finance President




Confidential                       Page 8

                              PROFESSIONAL SERVICES
                                AGREEMENT RIDER-2


                                                       Rider Date: July 31, 1999


This is a Rider to the Professional Services Agreement entered into by and between Breast Cancer International Research Group and DLB SYSTEMS, a business unit of Premier Research Worldwide, Ltd., dated July 31, 1999(hereinafter the "Agreement"). DLB hereby grants to the Licensee a non-exclusive, non-transferable, and non-assignable by either party without the consent of the other party, which consent shall not be unreasonably withheld, except for an assignment to an affiliate or to a purchaser of all or substantially all, of the assets of the business to which this agreement pertains and to use the software listed below, as provided by DLB and accepted by Licensee at the location listed below, in accordance with the terms and conditions of the Agreement. In the event a discrepancy should arise between the provisions of this Rider and those of the Agreement, the provisions of this Rider shall apply.

1. IMPLEMENTATION SERVICES

   MONITOR Study Implementation                    $50,000

This estimate is based on our prior experience in implementing the MONITOR application for a CRO initiating a study for a sponsor. The estimate does not reflect any understanding, on the part of DLB, of the requirements for the study to be conducted for RPR. In order to develop a more accurate project estimate, to include goals, objectives, scope, resources, milestones, deliverables and cost, DLB must conduct a Pre-Implementation Review of the study requirements. Upon completion of the Pre-Implementation Review, DLB will prepare a detail project plan for review and approval by BCRIG prior to commencing work.


2. Payment in full on or before January 31, 2000.

The terms of the Agreement not modified by this Rider shall remain in full force and effect. This Rider, together with the above referenced Agreement, constitutes the entire agreement of the parties and supersedes all prior understanding and agreements, whether written or oral.

By signature below, the parties agree to the foregoing:

Accepted By:

DLB SYSTEMS                               BCIRG

Signature: /s/ John Bauer                 Signature: /s/ T. Saxton /s/ H. Rhouri

Name:      John Bauer                     Name:      T. Saxton  H. Rhouri

Title:     CFO                            Title:     VP Finance President



Confidential                       Page 9

                              PROFESSIONAL SERVICES
                                AGREEMENT RIDER-3


                                                       Rider Date: July 31, 1999


This is a Rider to the Professional Services Agreement entered into by and between Breast Cancer International Research Group and DLB SYSTEMS, a business unit of Premier Research Worldwide, Ltd., dated July 31, 1999(hereinafter the "Agreement"). DLB hereby grants to the Licensee a non-exclusive, non-transferable, and non-assignable by either party without the consent of the other party, which consent shall not be unreasonably withheld, except for an assignment to an affiliate or to a purchaser of all or substantially all, of the assets of the business to which this agreement pertains and to use the software listed below, as provided by DLB and accepted by Licensee at the location listed below, in accordance with the terms and conditions of the Agreement. In the event a discrepancy should arise between the provisions of this Rider and those of the Agreement, the provisions of this Rider shall apply.

1. IMPLEMENTATION SERVICES

   ALERT Study Implementation                      $50,000

This estimate is based on our prior experience in implementing the ALERT application for a CRO initiating a study for a sponsor. The estimate does not reflect any understanding, on the part of DLB, of the requirements for the study to be conducted for RPR. In order to develop a more accurate project estimate, to include goals, objectives, scope, resources, milestones, deliverables and cost, DLB must conduct a Pre-Implementation Review of the study requirements. Upon completion of the Pre-Implementation Review, DLB will prepare a detail project plan for review and approval by BCRIG prior to commencing work.


2. Payment in full on or before January 31, 2000.

The terms of the Agreement not modified by this Rider shall remain in full force and effect. This Rider, together with the above referenced Agreement, constitutes the entire agreement of the parties and supersedes all prior understanding and agreements, whether written or oral.

By signature below, the parties agree to the foregoing:

Accepted By:

DLB SYSTEMS                               BCIRG

Signature: /s/ John Bauer                 Signature: /s/ T. Saxton /s/ H. Rhouri

Name:      John Bauer                     Name:      T. Saxton  H. Rhouri

Title:     CFO                            Title:     VP Finance President


Confidential                       Page 10

                              PROFESSIONAL SERVICES
                                AGREEMENT RIDER-4

                                                       Rider Date: July 31, 1999

This is a Rider to the Professional Services Agreement entered into by and between Breast Cancer International Research Group and DLB SYSTEMS, a business unit of Premier Research Worldwide, Ltd., dated July 31, 1999(hereinafter the "Agreement"). DLB hereby grants to the Licensee a non-exclusive, non-transferable, and non-assignable by either party without the consent of the other party, which consent shall not be unreasonably withheld, except for an assignment to an affiliate or to a purchaser of all or substantially all, of the assets of the business to which this agreement pertains and to use the software listed below, as provided by DLB and accepted by Licensee at the location listed below, in accordance with the terms and conditions of the Agreement. In the event a discrepancy should arise between the provisions of this Rider and those of the Agreement, the provisions of this Rider shall apply.

1. IMPLEMENTATION SERVICES

   Implementation and Education for 400 Single     $100,000 for every 100 single
   User Licenses of RECORDER Remote                user license increment or
                                                   fraction thereof

   Services to Include:
      Technical Architecture Definition
         -        Network
         -        Communications
         -        PC
      Technical Architecture Validation
      Software Installation and Distribution Plan
      Backup and Recovery Plan
      End User Education
   Scope of Services assumes standard/identical PC and/or network configurations at all sites.

2. Payment in full on or before March 31, 2000.

The terms of the Agreement not modified by this Rider shall remain in full force and effect. This Rider, together with the above referenced Agreement, constitutes the entire agreement of the parties and supersedes all prior understanding and agreements, whether written or oral.

By signature below, the parties agree to the foregoing:

Accepted By:

DLB SYSTEMS                               BCIRG

Signature: /s/ John Bauer                 Signature: /s/ T. Saxton /s/ H. Rhouri

Name:      John Bauer                     Name:      T. Saxton  H. Rhouri

Title:     CFO                            Title:     VP Finance President


Confidential                       Page 11                               3/22/00